UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant x

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Allegiance Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MMMMMMMMMMMM     +    C  1234567890    000004    MMMMMMM    ENDORSEMENT_LINE______________ SACKPACK_____________   MMMMMMMMM   MR A SAMPLE   Online   DESIGNATION (IF ANY)  ADD 1    Go to www.investorvote.com/ABTX   ADD 2   or scan the QR code — login details are located   ADD 3   in the shaded bar below.   ADD 4  ADD 5   ADD 6   Votes submitted electronically must be received  by 1:00 a.m., Central Time, on April 23, 2020.    Shareholder Meeting Notice 1234 5678 9012 345  Important Notice Regarding the Availability of Proxy Materials for the  Allegiance Bancshares, Inc. Shareholder Meeting to be Held on April 23, 2020   Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual  shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or  request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!   This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting. The  proxy statement and annual report to shareholders are available at:   www.investorvote.com/ABTX  Easy Online Access — View your proxy materials and vote.   Step 1: Go to www.investorvote.com/ABTX.  Step 2: Click on the icon on the right to view meeting materials.  Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.  Step 4: Make your selections as instructed on each screen for your delivery preferences.  Step 5: Vote your shares.   When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.    Obtaining a Copy of the Proxy Materials – If you want to receive an email or paper copy of the proxy materials,  you must request one. There is no charge to you for requesting a copy. Please make your request as instructed  on the reverse side on or before April 13, 2020 to facilitate timely delivery.   2NOT  COY  +    0374WD

Shareholder Meeting Notice   Allegiance Bancshares, Inc.’s Annual Meeting of Shareholders will be held on April 23, 2020 at The Houstonian Hotel,  111 North Post Oak Lane, Houston, Texas 77024, at 1:30 p.m. Central Time.   Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.   The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 3:   1. To elect four (4) Class II directors to serve on the board of directors of the Company until the Company’s 2023 annual meeting of shareholders  and until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal.  01 - Denise Castillo-Rhodes  02 - Robert Ivany  03 - George Martinez  04 - Janet S. Wong   2. To approve the amendment to the Allegiance Bancshares, Inc. Certificate of Formation to remove the plurality voting standard for the election of  directors (the Charter Amendment).  3. To ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020.  PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to  receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.    Here’s how to order a copy of the proxy materials at no charge and select delivery preferences:  Current and future delivery requests can be submitted using the options below.  If you request an email copy, you will receive an email with a link to the current meeting materials.  PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.   — Internet – Go to www.investorvote.com/ABTX.  — Phone – Call us free of charge at 1-866-641-4276.  — Email – Send an email to investorvote@computershare.com with “Proxy Materials Allegiance Bancshares, Inc.” in the subject line.  Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper  copy of the meeting materials.  To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 13, 2020.

Shareholder Meeting Notice    Allegiance Bancshares, Inc.’s Annual Meeting of Shareholders will be held on April 25, 2019 at The Houstonian Hotel,  111 North Post Oak Lane, Houston, Texas 77024, at 2:00 p.m. Central Time.   Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.   The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4:   1.  Election of Directors:  01 - John Beckworth (Class I)  02 - Matthew H. Hartzell (Class I)  03 - Umesh (Mike) Jain (Class I)  04 - Frances H. Jeter (Class I)  05 - Roland L. Williams (Class I)  06 - Robert E. McKee III (Class II)  07 - Louis A. Waters Jr. (Class III)  2.  To approve the Allegiance Bancshares, Inc. 2019 Amended and Restated Stock Awards and Incentive Plan.  3.  To approve the Allegiance Bancshares, Inc. 2019 Amended and Restated Employee Stock Purchase Plan.  4.  To ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019.  PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy